SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 30, 1998
                                                 -------------------------------

                     Cornerstone Internet Solutions Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                          1-13360             22-3272662
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)       Identification No.)


                584 Broadway, Suite 509, New York, New York 10012
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 343 3920


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

                        As of November 30, 1998, Cornerstone Internet Solutions Company (the "Company") had over $2,000,000 in net tangible assets and, accordingly, the Company believes it is in compliance with the net tangible asset requirements of The Nasdaq Stock Market.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            (c)   Exhibits.

                  99.1 Balance sheet of the Company as of November 30, 1998. Such balance sheet is unaudited and is based on information from the books and records of the Company and certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted.

                                    SIGNATURE
                                    ---------


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CORNERSTONE INTERNET SOLUTIONS COMPANY


Dated: December 30, 1998            By:/s/ Kenneth Gruber
                                       ---------------------------
                                    Name: Kenneth Gruber
                                    Title: Chief Financial Officer
                                           and Secretary


                                      -3-